Transamerica Foxhall Global Growth VP

Summary Prospectus

May 1, 2011

Class	Initial & Service
& Ticker	Not Applicable

This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at http://www.transamericaseriestrust.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, dated May 1, 2011, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2010, are incorporated by reference into this summary prospectus.

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	Initial	Service
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Acquired fund fees and expenses	0.37%	0.37%
Total annual fund operating expenses[a]	1.39%	1.64%
Less fee waiver/reimbursement[b]	0.02%	0.02%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)[a]	1.37%	1.62%

a Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

b Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2012, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding certain expenses such as12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$139	$470	$823	$1,820
Service	$165	$515	$890	$1,942

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 751% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in underlying exchange traded funds (“ETFs”) and mutual funds (collectively, the “underlying portfolios”).

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity underlying portfolios that may invest in stocks of companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% of its net assets in developed markets underlying portfolios; 30% of its net assets in emerging markets and Pacific Rim underlying portfolios; and 10% of its net assets in hard asset underlying portfolios (such as real estate, precious metals and natural resources).

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical markets, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of equity ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a “defensive investment profile” if Foxhall believes global stock and bond markets indicate are weakening or reflecting recession. The defensive profile is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, Foxhall will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

• Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

• Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

 If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

 Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

• Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

• Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the composition of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must generally be limited to a maximum of 10% of the portfolio's gross income. If the portfolio fails to meet the 10% requirement, the portfolio may be disqualified as a RIC, in which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income might also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC, shareholders of the portfolio could realize significantly diminished returns from their investment in the portfolio. In the alternative, the portfolio may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it would be subject to a tax equal to the amount by which the income from non-qualifying sources exceeds the 10% limit.

• Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which has characteristics relevant to the portfolio’s investment strategies. The table shows the average annual total returns for each class of shares of the portfolio. In the “10 Years or Since Inception” column of the table, portfolio returns are for past 10 years or since inception, whichever is less. Index returns are for 10 years or since inception of the oldest share class, whichever is less. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower. Absent any limitation of the portfolio’s expenses, total returns would be lower.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2010	7.45%
Worst Quarter:	06/30/2010	-9.30%

Average Annual Total Returns (periods ended December 31, 2010)

	1 Year	10 Years or Since Inception
Initial Class (commenced operations on July 1, 2009)	5.56%	10.65%
Service Class (commenced operations on July 1, 2009)	5.39%	10.39%
Financial Times Stock Exchange World Index (reflects no deduction for fees, expenses, or taxes)	12.73%	24.65%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.13%	0.15%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Foxhall Capital Management, Inc.

Portfolio Managers:

Paul Dietrich, Portfolio Manager since 2009

David H. Morton, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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